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                                                                     EXHIBIT 1


                    AMENDED SCHEDULE I TO OFFER TO PURCHASE

                        DIRECTORS AND EXECUTIVE OFFICERS
                                       OF
                      ABACO GRUPO FINANCIERO, S.A. DE C.V.
                                      AND
           ABACO CASE DE BOLSA, S.A. DE C.V., ABACO GRUPO FINANCIERO


          DIRECTORS AND EXECUTIVE OFFICERS OF PARENT AND THE PURCHASER

The following table sets forth the name, business address and current principal occupation or employment of the directors and executive officers of Parent and the Purchaser. Unless otherwise indicated, all occupations, offices or positions of employment listed opposite an individual's name were held by such individual during the last five years. Each individual listed below is a citizen of Mexico.


                                                                         Current Principal Occupation or Employment
               Name and Business Address                                        and Five-Year Employment History
-----------------------------------------------------            -------------------------------------------------------------
JORGE LANKENAU ROCHA  . . . . . . . . . . . . . . . . . . . .    Chairman of the Board of Parent and the Purchaser; Chief
Ave. San Jeronimo 999 Pte.                                       Executive Officer of Confia, S.A.
Monterrey, N.L. 64640 Mexico

JOSE MAIZ MIER  . . . . . . . . . . . . . . . . . . . . . . .    Director of Parent and the Purchaser; Chief Executive Officer
Matamoros Ote. 506 Altos, Centro                                 of Constructora Matz Mier, S.A. de C.V.; President of
Monterrey, N.L. 64000 Mexico                                     Contratistas Asociados del Norte, S.A. de C.V.; Director of
                                                                 Grupo Aba Inmuebles, S.A. de C.V.

ALEJANDRO JUNCO DE LA VEGA  . . . . . . . . . . . . . . . . .    Director of Parent and the Purchaser; Director of Confia,
Washington 629 Ote.; Centro                                      S.A.; Chief Executive Officer of Editora El Sol, S.A.
Monterrey, N.L., 64000 Mexico

ENRIQUE GARCIA GAMEZ  . . . . . . . . . . . . . . . . . . . .    Director of Parent and the Purchaser; Director of Confia,
Ave. Ruiz Cortinez 257, Pte., Centro                             S.A.; President of Agro Servicios Ragasa, S.A. de C.V.;
Monterrey, N.L. 64290, Mexico                                    Director of Grupo Prime Internacional, S.A. de C.V.; Director
                                                                 of Banco Internacional, S.A.

FERNANDO CANALES CLARIOND . . . . . . . . . . . . . . . . . .    Director of Parent and the Purchaser; Director of Confia,
Ave. Munich 175, Col. Cuauhtemoc                                 S.A.; Vice Chairman and Executive Vice President of Grupo
San Nicolas de los Garza, N.L. 66450 Mexico                      Imsa, S.A. de C.V.; Director of Banco Internacional, S.A.

JULIO ESCAMEZ FERREIRO  . . . . . . . . . . . . . . . . . . .    Director of Parent and the Purchaser; Director of Confia,
Dr. Martinez  112, Desp. 6                                       S.A.; Chairman of the Board of Consorcio Industrial de
Col. Los Doctores                                                Exportacion, S.A., Director of Vitro, S.A.
Monterrey, N.L. 64710 Mexico

EDUARDO LEANO ESPINOSA  . . . . . . . . . . . . . . . . . . .    Director of Parent and the Purchaser; Director of Confia,
Loma Larga 3888, letra A, Col. Villa Universitaria               S.A.; Assistant Director of La Universidad Autonoma de
Zapopan, Jalisco 45110 Mexico                                    Guadalajara, A.C.

IGNACIO SANTOS DE HOYOS . . . . . . . . . . . . . . . . . . .    Director of Parent and the Purchaser; Director of Confia,
Ave. Lazaro Cardenas 2475 Pte., Resid. San Agustin               S.A.; President of Grupo Inmobillario Mexico, S.A.
Garza Garcia, N.L. 66260 Mexico



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
MAURICIO FERNANDEZ GARZA  . . . . . . . . . . . . . . . . . .    Director of Parent and the Purchaser; Director of Confia,
Ave. Lazaro Cardenas 2400 Pte., Resid. San Agustin               S.A.; Chief Executive Officer of Comercializadora de Puros;
Garza Garcia, N.L. 66220 Mexico                                  Director of Grupo Industrial Alfa; Director of Bancomer, S.A.

JOSE MAIZ GARCIA  . . . . . . . . . . . . . . . . . . . . . .    Director of Parent and the Purchaser; Director of Confia,
Matamoros Ote. 506 Altos                                         S.A.; General Manager of Contructora Maiz Mier, S.A. de C.V.;
Monterrey, N.L. 64000 Mexico                                     Director of Bancomer, S.A.; Director of Banco Internacional,
                                                                 S.A.; Director of Arrendadora Financiera Del Norte, S.A. de
                                                                 C.V.; Director of Grupo Aba Inmuebles, S.A. de C.V.

RODRIGO PADILLA OLVERA  . . . . . . . . . . . . . . . . . . .    Director of Parent and the Purchaser; President of Grupo SAC,
Ave. San Jeronimo 999 Pte.                                       S.A. de C.V.; President of Industrias Delmex, S.A. de C.V.
Monterrey, N.L. 64640 Mexico

SERGIO GUTIERREZ MUGUERZA . . . . . . . . . . . . . . . . . .    Director of Parent and the Purchaser; Director of Confia,
Lazaro Cardenas 2333                                             S.A.; Chief Executive Officer of Deacero, S.A. de C.V.;
Garza Garcia, N.L. 66260, Mexico                                 Vicepresident of Canacero and Caintra

DAVID ROCHA PRIETO  . . . . . . . . . . . . . . . . . . . . .    Alternate Director of Parent and the Purchaser; Director of
105 Furr                                                         Grupo SYR, S.A. de C.V.
San Antonio, Texas 78201 EUA

GERARDO RUIZ MONTEMAYOR . . . . . . . . . . . . . . . . . . .    Alternate Director of the Purchaser; Chief Executive Officer
Ave. Cuauhtemoc 103                                              of Lamina Despiegada, S.A. de C.V.
Santa Catarina, N.L. 66350 Mexico

SERGIO REYES RETANA . . . . . . . . . . . . . . . . . . . . .    Alternate Director of Parent and the Purchaser; Director and
Paseo de la Reforma 450 Sur, Col. Juarez                         Assistant Chief Executive Officer of Confia, S.A.
Mexico, D.F. 06600

ALEJANDRO GARCIA GAMEZ  . . . . . . . . . . . . . . . . . . .    Alternate Director of Parent and the Purchaser; Alternate
Ave. Ruiz Cortinez 257 Pte.                                      Director of Confia, S.A.; Vice President Operations of Raul
Monterrey, N.L. 64290, Mexico                                    Garcia y Cia, S.A. de C.V.; Director of Agro Servicios
                                                                 Ragasa, S.A. de C.V.

REYNELLE CORNISH GONZALES . . . . . . . . . . . . . . . . . .    Director of Parent and Alternate of the Purchaser; Director
Ave. San Jeronimo 999 Pte.                                       of Confia, S.A.; Manager of Subsidiaries of Parent
Monterrey, N.L. 64640 Mexico

FERNANDO VALDES MEDINA  . . . . . . . . . . . . . . . . . . .    Alternate Director of Parent and the Purchaser; Director of
Ave. San Jeronimo 999 Pte.                                       Confia; Chief Financial Officer of Subsidiaries of Parent
Monterrey, N.L. 64640 Mexico

JUAN JOSE LEANO . . . . . . . . . . . . . . . . . . . . . . .    Alternate Director of Parent and the Purchaser; Alternate
Ave. Patria 1201                                                 Director of Confia, S.A.; Assistant Director of Special
Guadalajara, Jalisco 45110 Mexico                                Projects of Universidad Autonoma de Guadalajara, A.C.

ENRIQUE REGULES URIEGAS . . . . . . . . . . . . . . . . . . .    Alternate Director of the Purchaser; Chairman of the Board of
Jose Benitez 2235, Col. Obispado                                 Grupo Procimex, S.A. de C.V.; Chairman of the Board of
Monterrey, N.L. 64060 Mexico                                     Procesadora de Frutas Citricas, S. A. de C.V.

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
ALBERTO FERNANDEZ GARZA . . . . . . . . . . . . . . . . . . .    Alternate Director of Parent and the Purchaser; Alternate
Industrias 1200 Pte., Col. Bellavista                            Director of Confia, S.A.; Chairman of the Board of PYOSA,
Monterrey, N.L. 64410, Mexico                                    S.A. de C.V.; Director of Serfin Fianciero

ERNESTO GUZMAN VALDES . . . . . . . . . . . . . . . . . . . .    Alternate Director of Parent and the Purchaser; Director of
Paseo de la Reforma 450 Sur, Col. Juarez                         Confia, S.A.; Head of Mexico City Office of the Purchaser
Mexico D.F. 06600

JORGE A. GARCIA GARZA . . . . . . . . . . . . . . . . . . . .    Alternate Director of Parent and the Purchaser; General
Ave. San Jeronimo 999 Pte.                                       Counsel of Secretary of Parent and the Purchaser; Director of
Monterrey, N.L. 64640 Mexico                                     Confia, S.A.

JESUS ELIZONDO LOPEZ  . . . . . . . . . . . . . . . . . . . .    Alternate Director of Parent and the Purchaser; Director of
Lic. Pedro Velez 2425, Col. Progreso                             Confia, S.A.; Chief Executive Officer of Centro de Carnes San
Monterrey, N.L. 64420 Mexico                                     Francisco, S.A. de C.V.

LUIS FELIPE SALAS BENAVIDES . . . . . . . . . . . . . . . . .    Director of Parent and the Purchaser; Executive Vice
Jesus Cantu Leal 1528 Sur, Col. Cerro de la Silla                President of Farmacias Benavides, S.A. de C.V.
Monterrey, N.L.  64810, Mexico

MARCELO CANALES CLARIOND  . . . . . . . . . . . . . . . . . .    Director of Parent and Purchaser; Director of Confia, S.A.;
Ave. Munich 175, Col. Cuauhtemoc                                 Vice President for Planning and Finance of Grupo IMSA, S.A.
San Nicolas de los Garza, N.L. 66450, Mexico                     de C.V.; Vice President of Consejo Nacional de Comercio
                                                                 Exterior

ANDRES YARTE CANTU  . . . . . . . . . . . . . . . . . . . . .    Alternate Director of the Purchaser; Director of Confia,
Ave. Hidalgo 2001 Pte., Col. Obispado                            S.A.; Chairman and Chief Executive Officer of Nacional de
Monterrey, N.L. Mexico                                           Ceramica, S.A.

EDUARDO CAMANRENA LEGASPI . . . . . . . . . . . . . . . . . .    Director of Parent and the Purchaser; Chief Executive Officer
Ave. San Jeronimo 999 Pte.                                       of the Purchaser; Director of Confia, S.A.
Monterrey, N.L. 64640 Mexico

EDUARDO GARZA T. FERNANDEZ  . . . . . . . . . . . . . . . . .    Director of Parent and the Purchaser; Director of Confia,
Valentin G. Rivero 127, Col. Los Trevino                         S.A.; President of Fabricaciones y Representaciones
Santa Catarina, N.L. 66335 Mexico                                Industriales, S.A. de C.V.

ENRIQUE MOURET BENAVIDES  . . . . . . . . . . . . . . . . . .    Alternate Director of Parent and the Purchaser; Director of
Jesus Cantu Leal 1528 Sur, Col. Cerro de la Silla                Confia, S.A.; Chief Executive Officer of FAR-BEN, S.A. de
Monterrey, N.L. 64810, Mexico                                    C.V.

RAFAEL ALONSO Y PRIETO  . . . . . . . . . . . . . . . . . . .    Alternate Director of Parent and the Purchaser; Assistant
Ave. San Jeronimo 999 Pte.                                       Chief Executive Officer of the Purchaser; Director of Confia,
Monterrey, N.L. 64640 Mexico                                     S.A.

RAUL GUTIERREZ MUGUERZA . . . . . . . . . . . . . . . . . . .    Alternate Director of Parent and the Purchaser; Alternate
Hidalgo Pte. 540, Col. Centro                                    Director of Confia, S.A.; General Manager of Deacero, S.A. de
Monterrey, N.L. 64000, Mexico                                    C.V.

ALBERTO ELIZONDO TREVINO  . . . . . . . . . . . . . . . . . .    Alternate Director of Parent and the Purchaser; Chief
Ave. Lazaro Cardenas 2400 Pte., Desp. PD16                       Executive Officer of Seguros Monterrey, S.A.; Vice President
Garza Garcia, N.L. 66220 Mexico                                  of Grupo Vamsa, S.A.


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
JESUS GONZALEZ ELIZONDO . . . . . . . . . . . . . . . . . . .    Director of the Purchaser; Director of Antad Asociacion
Presidente Masarik 169, Col. Polanco                             Nacional de Tiendas Departamentales; Chief Executive Officer,
Mexico, D.F. 11570 Mexico                                        Salinas y Rocha, S.A. de C.V.

MANUEL TURRENT DIAZ . . . . . . . . . . . . . . . . . . . . .    Director of the Purchaser; President of Desarrollo
Kilometro 30 1/2 de la Carr. Mex-Oro                             Programado, S.A. de C.V.
Hacienda Sierra Vieja 2
Fracc. Hacienda del Parque
Cuautitian Izcall, Edo de Mex 54769

JOSE MA. GARZA PONCE  . . . . . . . . . . . . . . . . . . . .    Director of Parent and the Purchaser; Director of Confia,
Zaragoza 1000 Sur, Mezz 1                                        S.A.; Chairman of the Board of Constructora Garza Ponce, S.A.
Monterrey, N.L. Mexico                                           de C.V.

SALVADOR MARTINEZ GARZA . . . . . . . . . . . . . . . . . . .    Director of Parent and the Purchaser; Director of Confia,
Montenegro 2337, Col. Moderna                                    S.A.; Chief Executive Officer of Mexicana de Lubricantes,
Guadalajara, Jalisco 44100 Mexico                                S.A. de C.V.; Director of Guadalajara Automotriz Dina, S.A.
                                                                 de C.V.

GUSTAVO GONZALEZ GARCIA . . . . . . . . . . . . . . . . . . .    Director of Parent and Alternate of the Purchaser; Director
Guerrero Norte 3530, Col. Norte                                  of Confia, S.A.; Chief Executive Officer of Autolineas
Monterrey, N.L. 64500 Mexico                                     Mexicanas, S.A. de C.V.

OSCAR VILLARREAL AGUERO . . . . . . . . . . . . . . . . . . .    Alternate Director of the Purchaser; Chief Executive Officer
Kilometro 30 1/2 de la Carr. Mex-Oro                             of Desarrollo Programado, S.A. de C.V.
Hacienda Sierra Vieja 2
Fracc. Hacienda del Parque
Cuautitian Izcall, Edo de Mex 54769

JOSE MA. GARZA TREVINO  . . . . . . . . . . . . . . . . . . .    Alternate Director of Parent and the Purchaser; Alternate
Zaragoza 1000 Sur, Mezz 1                                        Director of Confia, S.A.; Chief Executive Officer of
Monterrey, N.L. Mexico                                           Constructora Garza Ponce, S.A. de C.V.

FRANCISO VIZCAINO GUTIERREZ . . . . . . . . . . . . . . . . .    Alternate Director of Parent and the Purchaser; Alternate
La Luna 2495, Col. Jardines del Bosque                           Director of Confia, S.A.; President of Sea Star Holding
Guadalajara, Jalisco 44520, Mexico                               Company; Director of Universidad Panamericana

JOSE ROBLE FLORES FERNANDEZ . . . . . . . . . . . . . . . . .    Alternate Secretary of Parent and the Purchaser; Legal
Ave. San Jeronimo 999 Pte.                                       Counsel of Parent and the Purchaser: Alternate Secretary of
Monterrey, N. L. 64640 Mexico                                    Confia, S.A. Alternate Director of Confia, S.A.

FERNANDO MORALES GUTIERREZ  . . . . . . . . . . . . . . . . .    Examiner of Parent and Alternate of the Purchaser; Examiner
Durango 81, Col. Roma                                            of Confia, S.A.; Senior Partner of Coopers & Lybrand,
Mexico D.F. 06700                                                Monterrey

ENRIQUE MARCOS GIACOMAN . . . . . . . . . . . . . . . . . . .    Alternate Director of Parent and the Purchaser; Director of
Padre Mier 167 Pte.                                              Somex; Director of Banpais, General Manager of Tiendas "El
Monterrey, N.L. 64000, Mexico                                    Sol"

FEDERICO RICHARDSON LAMAS . . . . . . . . . . . . . . . . . .    Alternate Director of Parent; Manager of Promotion
Ave. San Jeronimo 999 Pte.
Monterrey, N.L. 64640 Mexico


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
ISMAEL GARZA T. OZZ . . . . . . . . . . . . . . . . . . . . .    Alternate Director of Parent; Personal Business
Juan I. Ramon 506 Ote. Desp. 300
Monterrey, N.L. Mexico

JUAN ZURITA LAGUNES . . . . . . . . . . . . . . . . . . . . .    Director of Parent; Chairman of the Board of Club Hacienda
Amazonas 240, Desp. 10, Col. Del Valle                           Tequisqiapan, S.A.
Garza Garcia, N.L. Mexico

SERGIO T. MARTINEZ ARRIETA  . . . . . . . . . . . . . . . . .    Alternate Director of Parent, Partner of Martinez Arrieta y
20 de Noviembre 561 Sur., Col. Maria Luisa                       Asociados, S.C.
Monterrey, N.L. 64040, Mexico

CARLOS ARRECIA ENRIQUEZ . . . . . . . . . . . . . . . . . . .    Examiner of the Purchaser, and Alternate of the Partner;
Matamoros Pte. 1441, Col. Maria Luisa                            Senior Partner of Coopers & Lybrand, Monterrey; Alternate
Monterrey, N.L. 64040, Mexico                                    Examiner of Confia, S.A.





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